UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2006



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                      GMACM Home Equity Loan Trust 2006-HE5
             (Exact name of registrant as specified in its charter)

            Delaware                  333-131211-15            41-1955181
(State or other jurisdiction of (Commission File Number)      (IRS Employer
         incorporation)                                     Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 832-7000
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        On November 29, 2006, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE5, pursuant to the Indenture, dated as of November 29, 2006, between GMACM Home Equity Loan Trust 2006-HE5, as issuer and The Bank of New York Trust Company, N.A., as Indenture Trustee.

        The original Form 8-K filed on December 14, 2006 is hereby amended by replacing in its entirety the Mortgage Loan Purchase Agreement, dated as of November 29, among GMAC Mortgage, LLC, as seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2006-HE5, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee, with the Mortgage Loan Purchase Agreement filed as an exhibit hereto.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(D).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        10.1 Mortgage Loan Purchase Agreement, dated as of November 29, 2006, among GMAC Mortgage, LLC, as seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2006-HE5, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.



                                                   By:  /s/ Patricia C. Taylor
                                                       Name:  Patricia C. Taylor
                                                       Title: Vice President



Dated:  December 21, 2006

                                  Exhibit Index


Exhibit

10.1 Mortgage Loan Purchase Agreement, dated as of November 29, 2006, among GMAC Mortgage, LLC, as seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2006-HE5, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee.